COMMERCIAL LEASE AGREEMENT

This Commercial Lease Agreement ("Lease") is made March __, 2003, by and between ALEX PROPERTIES, a California general partnership ("Landlord"), and I/OMAGIC CORPORATION, a Nevada Corporation ("Tenant").

WHEREAS, Landlord is the owner of land and buildings thereon commonly known and numbered as 1300 Wakeham, Santa Ana, 92705, located in the County of Orange, State of California ("Leased Premises").

WHEREAS, Landlord desires to lease the Leased Premises to Tenant, and Tenant desires to lease the Leased Premises from Landlord for the Term (as hereinafter defined), at the rental and upon the covenants, conditions and provisions herein set forth.

NOW, THEREFORE, in consideration of the mutual promises herein, contained and other good and valuable consideration, it is agreed:

1.      TERM.
        -----

The term of this Lease ("Term") shall commence on the effective date as defined in paragraph 23.(2) of that certain Settlement Agreement and Release by and among Landlord, Tenant, IOM Holdings, Inc., and other parties referenced therein ("Commencement Date") and end on September 30, 2003 ("Expiration Date"), unless sooner terminated as provided herein. Upon the Commencement Date, the existing Commercial Lease Agreement dated April 1, 2000 by and between Landlord and Tenant's related entity, IOM Holdings, Inc., a Nevada corporation, as modified by that certain Amendment to Lease Agreement dated June 1, 2000 (the "Previous Lease"), shall automatically terminate and be of no further force or effect. Notwithstanding the foregoing, Tenant may terminate this Lease prior to the Expiration Date upon twenty (20) days prior written notice to Landlord; provided however that in no event shall the effective date of such termination occur earlier than June 30, 2003.

2.     RENT.
       ----

Tenant shall pay to Landlord during the Term rent of $28,687.00 per month, payable on the first day of each month. The rent for the month of the Commencement Date shall equal $956.00 multiplied by the number of days from the Commencement Date to the end of said month, and shall be payable the Commencement Date. The rent for any subsequent months in the Lease Term shall be payable on the first day of each month. If Tenant exercises its right (pursuant to paragraph 1 above) to terminate this Lease prior to September 30, 2003, Landlord shall refund to Tenant rent for the month of termination in an amount equal to $956.00 multiplied by the number of days from the termination date to the end of said month of termination. In no event shall Tenant be responsible for the payment of any rent after such termination date.

3.     USE.
       ---

The Leased Premises may be used and occupied by Tenant for any lawful purpose which complies with applicable zoning ordinances. Notwithstanding the foregoing, Tenant shall not use the Leased Premises for the purposes of storing, manufacturing or selling any explosives, flammables or other inherently dangerous substance, chemical, thing or devise.

4.     SUBLEASE  AND  ASSIGNMENT.
      ---------------------------

Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, encumber or sublet all or any part of Tenant's interest in this Lease or in the Leased Premises without Landlord's prior written consent.

5.     REPAIRS.
       --------

During the Term, Landlord shall, at Landlord's sole expense, keep the Leased Premises in good order, condition and repair (whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Leased Premises), but only to the extent necessary to allow for the continued operation of Tenant's business at the Leased Premises in the same manner as it has been operated under the Previous Lease. The parties understand and agree that Tenant and IOM Holdings, Inc. (the predecessor lessee under the Previous Lease), as well as each of their officers, directors, employees, agents and representatives, shall not have any obligations to make or pay for any repairs, alterations, or improvements to all or any part of the Leased Premises during the Lease Term or at any other time, and, except as specifically provided for in this Lease, shall not have any obligations to pay for any expenses relating to the Leased Premises. The parties understand and agree that, prior to the Commencement Date and the execution of this Lease, Tenant had previously contracted for certain improvements, alterations and/or repairs to the Leased Premises that have not yet been paid for, and which are set forth in Exhibit A attached hereto. The items listed on Exhibit A hereto which have not yet been paid for shall be the sole responsibility of Landlord, who shall pay for such items in a timely manner pursuant to the terms of the contracts included in Exhibit A hereto. Prior to the Commencement Date and execution of this Lease, Landlord had made requests to its lender Bank of America ("BofA") for reimbursements from a BofA reserve account of certain repairs and/or improvements to the Leased Premises, which requests are summarized in Exhibit B hereto (and which include the items listed on Exhibit A hereto). In the event any such reimbursements are made by BofA for any of the items listed on Exhibit B hereto, Landlord shall have the right to retain and shall retain all such reimbursements.

6.     TENANT  PROPERTY;  SURRENDER.
       ----------------------------

A. All non-permanent fixtures of any type or nature (including but not limited to bolted pallet rack systems, any other equipment or machinery bolted or affixed to any part of the Leased Premises, chain link fences, signage, security cameras or any other non-permanent fixtures located anywhere in or at the Leased Premises) and all equipment or property of any type or nature (including but not limited to any machinery, mobile or non-mobile equipment, assembly line equipment, shrink wrap machines, phone lines (except for internal wiring contained within the walls of the buildings), phone systems, phone equipment, computers, computer lines (except for internal wiring contained within the walls of the buildings), computer systems, time clocks, electronic white boards, trash compactors, warehouse rack equipment, furniture, storage containers, trash containers, and work stations/benches located anywhere in or at the Leased Premises) which were present at the Leased Premises on or before the Commencement Date or which are placed or installed at the Leased Premises by Tenant at any time thereafter, are all the property of Tenant, and Landlord shall have no right, title or interest in or to same. Upon its surrender of the Leased Premises, Tenant may remove all of the above-mentioned property from the Leased Premises.

B. Tenant shall surrender the Leased Premises by the Expiration Date or any earlier termination date as provided herein, in "As-Is" condition, except that, upon surrender of the Leased Premises: (a) the Leased Premises shall be swept clean of debris by Tenant, and (b) Tenant shall not create any holes in the walls of the buildings at the Leased Premises as a result of Tenant's removal of Tenant's property described in paragraph 6.A. above.

C. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord as a result of Tenant's delay in vacating the Leased Premises. If Tenant remains in possession of the Leased Premises or any part thereof after the Expiration Date or earlier termination of this Lease with or without the consent of Landlord, then: (a) such occupancy shall be a tenancy from month-to-month only and not a renewal of this Lease; (b) the rent shall be increased to 200% of the rent in effect during the last month of the Lease Term; and (c) such tenancy shall be terminable on thirty (30) days notice given at any time by either party.

7.     PROPERTY  TAXES.
       ---------------

Landlord shall pay, prior to delinquency, all general real estate taxes and installments of special assessments coming due during the Term on the Leased Premises, and all personal property taxes with respect to Landlord's personal property, if any, on the Leased Premises. Tenant shall be responsible for paying all personal property taxes with respect to Tenant's personal property at the Leased Premises.

8.     INSURANCE.
       ---------

A. Landlord shall maintain fire and extended coverage insurance on the Leased Premises in such amounts as Landlord shall deem appropriate. Tenant shall be responsible, at its expense, for fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located on the Leased Premises.

B. Tenant shall maintain a policy or policies of comprehensive general liability insurance with respect to its activities on the Leased Premises with the premiums thereon fully paid on or before due date, such insurance to afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof.

9.      UTILITIES.
        ---------

Tenant shall pay all charges for water, sewer, gas, electricity, telephone and other services and utilities used by Tenant on the Leased Premises during the Term unless otherwise expressly agreed in writing by Landlord. In the event that any utility or service provided to the Leased Premises is not separately metered, Landlord shall pay the amount due and separately invoice Tenant for Tenant's pro rata share of the charges. Tenant shall pay such amounts within fifteen (15) days of invoice. Tenant acknowledges that the Leased Premises are designed to provide standard office use electrical facilities and standard office lighting. Tenant shall not use any equipment or devices that utilizes excessive electrical energy or which may, in Landlord's reasonable opinion, overload the wiring or interfere with electrical services to other tenants.

10.     SIGNS.
        -----

Tenant shall have the right to place on the Leased Premises, at locations selected by Tenant, any signs which are permitted by applicable zoning ordinances and private restrictions.

11.     ENTRY.
        -----

Landlord's agent, as approved and agreed upon by Tenant, shall have the right to enter upon the Leased Premises at reasonable hours to show the Leased Premises for purposes of marketing the Leased Premises for potential future sale upon providing Tenant with one (1) day prior written notice, provided that Landlord shall not thereby unreasonably interfere with Tenant's business on the Leased Premises.

12.     PARKING.
        -------

During the Term, Tenant shall have the exclusive use of all non-reserved and reserved common automobile parking areas, driveways, and footways.

13.     DAMAGE  AND  DESTRUCTION.
        ------------------------

Subject to Section 8A above, if during the Term the Leased Premises or any part thereof or any appurtenances thereto is so damaged by fire, casualty or structural defects that the same cannot be used for Tenant's purposes, then Tenant shall have the right within fifteen (15) days following damage to elect by notice to Landlord to terminate this Lease as of the date of such damage. In the event of minor damage to any part of the Leased Premises, and if such damage does not render the Leased Premises unusable for Tenant's purposes, Landlord shall promptly repair such damage at the cost of the Landlord. In making the repairs called for in this section, Landlord shall not be liable for any delays resulting from strikes, governmental restrictions, inability to obtain necessary materials or labor or other matters which are beyond the reasonable control of Landlord. Tenant shall be relieved from paying rent and other charges during any portion of the Term that the Leased Premises are inoperable or unfit for occupancy, or use, in whole or in part, for Tenant's purposes. Rentals and other charges paid in advance for any such periods shall be credited on the next ensuing payments, if any, but if no further payments are to be made, any such advance payments shall be refunded to Tenant. The provisions of this section extend not only to the matters aforesaid, but also to any occurrence which is beyond Tenant's reasonable control and which renders the Leased Premises, or any appurtenance thereto, inoperable or unfit for occupancy or use, in whole of in part, for Tenant's purposes.

14.     DEFAULT.
        -------

A. If default shall at any time be made by Tenant in the payment of rent when due to Landlord as herein provided, and if said default shall continue for fifteen (15) days after written notice thereof shall have been given to Tenant by Landlord, or if default shall be made in any of the other covenants or conditions to be kept, observed and performed by Tenant, and such default shall continue for thirty (30) days after notice thereof in writing to Tenant by Landlord without correction thereof then having been commenced and thereafter diligently prosecuted, Landlord may declare the Term ended and terminated by giving Tenant written notice of such intention, and if possession of the Leased Premises is not surrendered, Landlord may reenter said premises.

B. Landlord shall have, in addition to the remedy above provided, any other right of remedy available to Landlord on account of any Tenant default, either in law or equity. Landlord shall use reasonable efforts to mitigate its damages.

15.     QUIET  POSSESSION.
        -----------------

Landlord covenants and warrants that upon performance by Tenant of its obligations hereunder, Landlord will keep and maintain Tenant in exclusive, quiet, peaceable and undisturbed and uninterrupted possession of the Leased Premises during the Term.

16.     CONDEMNATION.
        ------------

If any legally, constituted authority condemns the Leased Premises or such part thereof which shall make the Leased Premises unsuitable for leasing, this Lease shall cease when the public authority takes possession, and Landlord and Tenant shall account for rental as of that date. Such termination shall be without prejudice to the rights of either party to recover compensation from the condemning authority for any loss or damage caused by the condemnation. Neither party shall have any rights in or to any award made to the other by the condemning authority.

17.     SUBORDINATION.
        -------------

Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Leased Premises, or upon the building and to any renewals, refinancing and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Leased Premises, and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. In the event that Tenant should fail to execute any instrument of subordination herein required to be executed by Tenant promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease haven been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

18.     INDEMNIFICATION  OF  LANDLORD.
        -----------------------------

Tenant shall hold harmless, indemnify, and defend Landlord, and its agents, with counsel reasonably satisfactory to Landlord (and Landlord agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims, and/or judgments arising by reason of any third party's death, bodily injury, or personal injury resulting from and to the extent caused by the negligence or willful misconduct of Tenant or its agents in their activities at the Leased Premises during the Lease Term.

19.     INDEMNIFICATION  OF  TENANT.
        ---------------------------

Landlord shall hold harmless, indemnify, and defend Tenant and its agents, with counsel reasonably satisfactory to Tenant (and Tenant agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims, and/or judgments arising by reason of any third party's death, bodily injury, or personal injury resulting from and to the extent caused by the negligence or willful misconduct of Landlord or its agents in their activities at the Leased Premises during the Lease Term.

20.     ESTOPPEL  CERTIFICATES.
        ----------------------

At all times during the Lease Term, each party agrees, following any request by the other party, promptly to execute and deliver to the requesting party within ten (10) days following delivery of such request an estoppel certificate: (1) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect; (2) stating the date to which the rent and other charges are paid in advance, if any; (3) acknowledging that there are not, to the certifying party's knowledge, any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults; and (4) certifying such other information about the Lease as may be reasonably required by the requesting party.

21.     ATTORNEYS'  FEES.
        ----------------

In the event either Landlord or Tenant shall bring any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease, or otherwise to enforce, protect, or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys' fees, court costs, and experts' fees as may be fixed by the court, including matters on appeal.

22.     LATE  CHARGE;  INTEREST.
        -----------------------

Tenant acknowledges that the late payment of rent by Tenant to Landlord hereunder will cause Landlord to incur administrative costs and other damages, the exact amount of which would be impracticable or extremely difficult to ascertain. Landlord and Tenant agree that if Landlord does not receive any such payment on or before five (5) days after the date the payment is due, Tenant shall pay to Landlord, as additional rent, (a) a late charge equal to five percent (5%) of the overdue amount to cover such additional administrative costs and other damages; and (b) interest on the delinquent amounts at the less of the maximum rate permitted by law if any or twelve percent (12%) per annum from the date due to the date paid.

23.     DISHONORED  CHECKS.
        ------------------

If any of Tenant's checks for payment of rent are dishonored for any reason, Tenant shall pay Landlord a service charge of $25.00 for each dishonored check in addition to repayment of the dishonored check. If two (2) or more of Tenant's checks are dishonored, Landlord may require, during the balance of Tenant's tenancy, that all payments due be made by cashier's check or money order.

24.     NOTICE.
        ------

Any notice required or permitted under this Lease shall be deemed sufficiently given or served if sent by postage prepaid United States first class mail, as well as concurrently by facsimile, to the following addresses and fax numbers:

         If  to  Landlord  to:

                Alex  Properties
                12  Sunpeak
                Irvine,  CA  92612
                Fax  No.:  (714)  908-7254

                with  a  copy  of  same  sent  to:

                Jeffrey  Huron,  Esq.
                Huron  Law  Group
                1800  Century  Park  East,  Suite  480
                Los  Angeles,  CA  90067
                Fax  No.:  (310)  772-0037

         If  to  Tenant  to:

                I/OMagic  Corporation
                c/o  Tony  Shahbaz
                1300  Wakeham  Avenue
                Santa  Ana,  CA  92705
                Fax  No.:  (714)  619-6369

                with  a  copy  of  same  sent  to:

                Paul  R.  Pearlson,  Esq.
                Cameron,  Pearlson  &  Foster
                One  World  Trade  Center,  Suite  1600
                Long  Beach,  CA  90831
                Fax  No.:  (562)  437-1967

Landlord and Tenant shall each have the right from time to time to change the place notice is to be given under this paragraph by written notice thereof to the other party.

25.     BROKERS.
        -------

Tenant represents that Tenant was not shown the Leased Premises by any real estate broker or agent and that Tenant has not otherwise engaged in, any activity which would form the basis for a claim for real estate commission, brokerage fee, finder's fee or other similar charge, in connection with this Lease.

26.     WAIVER.
        ------

No waiver of any default of Landlord or Tenant hereunder shall be implied from any omission to take any action or account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

27.     MEMORANDUM  OF  LEASE.
        ---------------------

The parties hereto contemplate that this Lease should not and shall not be filed for record, but in lieu thereof, at the request of either party, Landlord and Tenant shall execute a Memorandum of Lease to be recorded for the purposes of giving record notice of the appropriate provisions of this Lease.

28.     HEADINGS.
        --------

The headings used in this Lease are for convenience of the parties only and shall not be considered in interpreting the meaning of any provision of this Lease.

29.     SUCCESSORS.
        ----------

The provisions of this Lease shall extend to and be binding upon Landlord and its legal representatives, successors and assigns.

30.      CONSENT.
         -------

Landlord shall not unreasonably withhold or delay its consent with respect to any matter for which Landlord's consent is required or desirable under this Lease.

31.     PERFORMANCE.
        -----------

If there is a default with respect to any of Landlord's covenants, warranties or representations under this Lease, and if the default continues more than fifteen
(15) days after notice in writing from Tenant to Landlord specifying the default, Tenant may, at its option and without affecting any other remedy hereunder, cure such default and deduct the cost thereof from the next accruing installment or installments of rent payable hereunder until Tenant shall have fully reimbursed for such expenditures, together with interest thereon at a rate equal to the lesser of twelve percent (12%) per annum or the then highest lawful rate. If this Lease terminates prior to Tenant's receiving full reimbursement, Landlord shall pay the unreimbursed balance plus accrued interest to Tenant on demand.

32.     COMPLIANCE  WITH  LAW.
        ----------------------

Tenant shall comply with all laws, orders, ordinances and other public requirements now or hereafter pertaining to Tenant's used of the Leased Premises. Landlord shall comply with all laws, orders, ordinances and other public requirements now or thereafter affecting the Leased Premises.

33.     PARTIES.
        --------

This Lease is entered into by and between Alex Properties, a California general partnership, as the Landlord, and I/OMagic Corporation, a Nevada corporation, as the Tenant. The parties hereby agree and acknowledge that the officers and directors of I/OMagic Corporation shall not, in any event, be held individually responsible for any payments or obligations of Tenant under the terms of this Lease.

34.     FINAL  AGREEMENT.
        ----------------

This agreement terminates and supersedes all prior understanding or agreements on the subject matter hereof. Only by a further writing that is duly executed by both parties may modify this Agreement.

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

"LANDLORD"                                      "TENANT"

Alex  Properties                                I/OMagic  Corporation


By:    /s/ Mark Vakili                          By:  /s/ Tony Shahbaz
Its:   /s/ G.P. 3/25/03                         Its:  President

                          EXHIBIT A TO LEASE AGREEMENT


(1)     A-1  All  American  Roofing  Co.:

Amount  that has not yet been paid:     $ 7,047.50, plus any additional costs or
                                        charges  necessary  to  complete  work.


(2)     Accurate  Awning  Corporation:

Amount  that  has not yet been paid:    $ 5,025, plus any additional costs
                                        or charges necessary to complete  work.